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PUTNAM AMERICAN GOVERNMENT INCOME FUND
PUTNAM ARIZONA TAX EXEMPT INCOME FUND
PUTNAM ASSET ALLOCATION FUNDS
PUTNAM CALIFORNIA TAX EXEMPT INCOME FUND
PUTNAM CONVERTIBLE INCOME-GROWTH TRUST
PUTNAM DIVERSIFIED INCOME TRUST
PUTNAM EQUITY INCOME FUND
PUTNAM EUROPE EQUITY FUND
THE PUTNAM FUND FOR GROWTH AND INCOME
PUTNAM FUNDS TRUST
THE GEORGE PUTNAM FUND OF BOSTON
PUTNAM GLOBAL EQUITY FUND
PUTNAM GLOBAL HEALTH CARE FUND
PUTNAM GLOBAL INCOME TRUST
PUTNAM GLOBAL NATURAL RESOURCES FUND
PUTNAM GLOBAL UTILITIES FUND
PUTNAM HIGH YIELD ADVANTAGE FUND
PUTNAM HIGH YIELD TRUST
PUTNAM INCOME FUND
PUTNAM INTERNATIONAL EQUITY FUND
PUTNAM INVESTMENT FUNDS
PUTNAM INVESTORS FUND

PUTNAM MASSACHUSETTS TAX EXEMPT INCOME FUND
PUTNAM MICHIGAN TAX EXEMPT INCOME FUND
PUTNAM MINNESOTA TAX EXEMPT INCOME FUND
PUTNAM MONEY MARKET FUND
PUTNAM NEW JERSEY TAX EXEMPT INCOME FUND
PUTNAM NEW OPPORTUNITIES FUND
PUTNAM NEW YORK TAX EXEMPT INCOME FUND
PUTNAM OHIO TAX EXEMPT INCOME FUND
PUTNAM PENNSYLVANIA TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT INCOME FUND
PUTNAM TAX EXEMPT MONEY MARKET FUND
PUTNAM TAX-FREE INCOME TRUST
PUTNAM U.S. GOVERNMENT INCOME TRUST
PUTNAM VARIABLE TRUST
PUTNAM VISTA FUND
PUTNAM VOYAGER FUND

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PUTNAM INVESTMENTS PROPOSES SWEEPING SHAREHOLDER-FRIENDLY
CHANGES TO THE PRICING STRUCTURE OF ITS FUNDS
Overhaul to include lower management fees, use of performance fees, and fund family-wide breakpoints

BOSTON, July 28, 2009 — Putnam Investments and the Board of Trustees of the Putnam Funds today announced that the firm and the Funds will make sweeping changes to the management fees on Putnam’s retail mutual funds, designed to provide investors with a host of immediate and long-term pricing benefits, and to make Putnam’s product line-up more competitive in the marketplace. Certain changes will require the approval of shareholders at shareholder meetings to be held later this year.

“Every element of our re-pricing plan is crafted to benefit our shareholders,” said Putnam’s President and Chief Executive Officer Robert L. Reynolds, “in some cases immediately, in all cases over the long haul. We will be lowering management fees on many of our mutual funds on August 1. In addition, the new management contracts for which we are seeking shareholder approval would go a step further and reduce management fees on nearly all of our mutual funds, while giving investors a real stake in our future growth and, in the case of certain funds, tying the funds’ management fees to investment performance. We think the marketplace will welcome these changes as fresh evidence of our commitment to provide shareholders with strong, sustained investment results at competitively priced levels.”

The combination of management fee reductions as of August 1, 2009, and new management contracts, if approved by shareholders, will yield the following overall benefits to investors:

· Fee reductions/elimination: Significant management fee reductions on fixed income and asset allocation funds, and elimination of management fees on target date (RetirementReady®) funds, will take place on August 1, 2009.

o Management fees will be reduced from current contractual levels for mutual funds in the following product categories (on average, as of June 30, 2009):

▪ Putnam Fixed Income Funds — a 13% reduction; ranging as high as a 34% reduction

▪ Putnam Asset Allocation Funds — a 10% reduction

▪ Putnam RetirementReady® Funds — elimination of “wrap” management fees

· Performance fees: U.S. growth funds, international funds, and Putnam Global Equity Fund will have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these equity funds will decline from their standard fee if the funds underperform their benchmarks and will rise if the funds outperform.

· Fund family breakpoints: The asset-level discounts for investors will be based more broadly on the growth of all Putnam mutual fund assets, rather than the inherently unpredictable growth of an individual Putnam mutual fund’s assets. Every dollar invested in a Putnam mutual fund essentially benefits all Putnam mutual fund shareholders under this model.

John A. Hill, chairman of the Board of Trustees of the Putnam Funds, said, “The Board of Trustees has worked closely with Putnam in a cooperative effort over the past months on this new shareholder-friendly pricing plan and is pleased with the results. Besides fee reductions for many of the Putnam funds, the new plan offers highly competitive management fees, some of which are tied directly to fund performance, with asset-level discounts linked to the fund family’s overall growth, rather than to the growth of a single fund. We believe these collective actions will provide a range of significant benefits to our shareholders.”

Performance fees add value

Reynolds indicated that the firm is particularly enthused about the potential impact of performance fees. “There’s a pure and simple logic to performance fees: If a fund performs well, shareholders pay a higher management fee, which they will be very content to do if results are strong. Conversely, if a fund underperforms, the management fee charged to shareholders will be lower. The direct correlation between performance and fees charged provides a value-add equation for the shareholder,” he noted.

Currently, Putnam has performance fees attached to its new suite of Absolute Return Funds and Spectrum Funds. The firm is moving to apply the fees to its U.S. growth funds, international funds, and Putnam Global Equity Fund at this time.

Fund family breakpoints provide cost diversification

On the topic of fund family breakpoints, Reynolds pointed out that individual fund breakpoints are a throwback to an earlier era of single product offerings. “Today, a firm like Putnam, with a broad, diverse product line, typically shares investment management resources — like securities trading, technology, fund administration, accounting services, etc. — across its family of funds. It only makes sense that management fee breakpoints, or the points at which discounts are achieved for shareholders, be linked to the fund family’s overall assets.

“For shareholders, this fund family-wide approach would provide a form of cost diversification not available in a fund-specific breakpoint system by allowing them to benefit from the growth of the Putnam fund family as a whole, regardless of whether their specific funds happen to be growing or declining at a particular time. At its very essence, moving to a fund family breakpoint system allows each and every shareholder in our fund family to benefit from every dollar invested in a Putnam mutual fund,” Reynolds added.

Rebuilding Putnam Investments

Since joining Putnam on July 1, 2008, Reynolds has taken a number of steps to improve performance and revitalize Putnam’s business overall, including:

· A restructuring of Putnam’s equity investment division to increase individual fund manager accountability and responsibility and realign manager and analyst incentives to reward those who deliver top-quartile results for clients;

· Senior hiring in trading, portfolio management, and research, including David Glancy; Nick Thakore; Robert Ewing; and Walter Donovan, the firm’s chief investment officer;

· The launching of new products, including the industry’s first suite of target Absolute Return Funds*; the Spectrum Funds, which invest in the securities of undervalued, leveraged companies; and the Global Sector Funds, which target stocks in dynamic sectors across global markets;

· A recommitment to the retirement market, both by launching a new defined-contribution platform for plan sponsors and by proposing a sweeping retirement reform agenda based on strengthening 401(k)s to reliably deliver lifelong income to workers;

· Announcing a new print and online advertising campaign earlier this month, entitled, “This is Putnam today,” which showcases a series of large-cap equity managers and the strong performance they have been generating over the last year.

About Putnam Investments

Founded in 1937, Putnam Investments is a leading global money management firm with over 70 years of investment experience. As of June 30, 2009, Putnam had $102.8 billion in assets under management. Putnam has offices in Boston, London, Frankfurt, Amsterdam, Tokyo, Singapore, and Sydney. For more information, go to putnam.com.

*Putnam’s target Absolute Return Funds are not intended to outperform stocks and bonds during strong market rallies.

The foregoing is not an offer to sell shares of any fund, nor is it a solicitation of any proxy. For more information relating to Putnam Investments, the funds, the Trustees of the Putnam Funds, and their shareholdings in the funds, or to receive a free copy of a proxy statement relating to certain of the matters discussed in this press release once the proxy statement has been filed with the SEC, please call 1-800-225-1581. Free copies of such materials can also be found on the SEC’s website (http://www.sec.gov). Please read the proxy statement when it becomes available because it contains important information.

Putnam mutual funds are distributed by Putnam Retail Management.

Media Contact:

Jon Goldstein, Putnam Investments, 617-760-1127 (office), 516-946-5598 (cell),
jon_goldstein@putnam.com

FOR MEDIA USE ONLY

# # #

Dear Colleagues,

Today we are announcing that Putnam Investments and our Board of Trustees will ask shareholders to approve significant changes in the pricing structure of Putnam’s mutual funds.

These changes center on the management fees we charge. They are intended to deliver real benefits to shareholders in both costs and transparency and to make Putnam funds even more competitive. Among them are:

· Lower management fees for virtually all mutual funds, including significantly lower management fees for fixed income and asset allocation funds that begin to take effect on August 1

· The application of performance fees to all U.S. growth equity funds, international equity funds, and Putnam Global Equity Fund

· The adoption of asset-level discounts or management fee “breakpoints” at a fund family level instead of at the level of individual funds

Every element of this re-pricing plan aims to benefit Putnam shareholders, immediately in some cases, and in all cases over the long haul. We expect shareholders to approve these changes later this fall – and for the broader market to be very receptive.

These changes are designed to provide growing benefits to Putnam mutual fund shareholders as the company grows and as our investment performance continues to improve.

In other words, these changes more closely align Putnam’s goals with that of our investors, and offer our shareholders a rising stake in Putnam’s future success.

These pricing changes, in addition to our other strategic changes, position Putnam for future long-term profitable growth.

Sincerely,

Robert L. Reynolds

The foregoing is not an offer to sell shares of any fund, nor is it a solicitation of any proxy. For more information relating to Putnam Investments, the funds, the Trustees of the Putnam Funds, and their shareholdings in the funds, or to receive a free copy of a proxy statement relating to certain of the matters discussed in this press release once the proxy statement has been filed with the SEC, please call 1-800-225-1581. Free copies of such materials can also be found on the SEC’s website (http://www.sec.gov). Please read the proxy statement when it becomes available because it contains important information.

JULY 28, 2009

Q&A REGARDING CHANGES TO THE
PRICING STRUCTURE OF PUTNAM FUNDS

On July 28, 2009, Putnam Investments and the Board of Trustees of the Putnam Funds announced that the firm and the Funds will make sweeping changes to the management fees on Putnam’s retail mutual funds that are designed to provide investors with a host of immediate and long-term pricing benefits, and to make Putnam’s product lineup more competitive in the marketplace. Certain changes will require the approval of shareholders at shareholder meetings to be held later this year.

GENERAL QUESTIONS

What is Putnam announcing?

Shareholder-friendly changes to our mutual fund pricing structure that are designed to provide investors with a host of immediate and long-term pricing benefits. Highlights include:

· Fee reductions/elimination: Significant management fee reductions on fixed-income and asset allocation funds and elimination of management fees on target-date (RetirementReady®) funds will take place on August 1, 2009.

o Management fees will be reduced from current contractual levels for mutual funds in the following product categories (on average, as of June 30, 2009):

▪ Putnam fixed-income funds – 13% reduction; ranging as high as a 34% reduction

▪ Putnam asset allocation funds – 10% reduction

▪ Putnam RetirementReady Funds – Elimination of “wrap” management fees and other expenses

· (Following shareholder approval) Performance fees: U.S. growth funds, international funds, and Putnam Global Equity Fund will have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these equity funds will decline from their standard fee if the funds underperform their benchmarks and will rise if the funds outperform.

· (Following shareholder approval) Fund family breakpoints: The asset-level discounts for management fees will be based more broadly on the growth of all Putnam mutual fund assets, rather than the inherently unpredictable growth of an individual Putnam mutual fund’s assets. Every dollar invested in a Putnam mutual fund essentially benefits all Putnam mutual fund shareholders under this model.

Why are pricing changes being made at this time?

These shareholder-friendly changes are the latest in a series of major organizational moves under the leadership of Putnam President and Chief Executive Officer Robert L. Reynolds to make Putnam more competitive. The firm is aiming to overhaul the pricing structure that determines the total expenses paid by fund shareholders.

Will these moves lead to lower management fees for fund shareholders? How many funds and what percentage of shareholders are expected to have lower management fees as a result of the changes?

As of August 1, 2009, management fees for 44 funds (representing 45% of the mutual funds and 34% of mutual fund assets) will decrease. Management fees for 54 funds (representing 55% of the mutual funds and 66% of mutual fund assets) will remain flat to current contractual levels.

By contrast, as of January 1, 2010 (assuming favorable shareholder action), the new management contracts are expected, based on June 30, 2009 asset levels, to provide for payment of a management fee rate that is lower for almost all funds, and in many cases significantly lower, than the management fee rate payable under the funds’ current management contracts.

1

Will these moves lead to lower total expenses? How many funds and what percentage of shareholders are expected to have lower total expenses as a result of the changes?

While the moves being announced largely deal with management fees, Putnam also is implementing on August 1, 2009, new caps on certain expenses outside of management fees that will immediately lower those expenses for many funds, and will prevent those expenses from rising for other funds, through at least July 31, 2010. Putnam remains committed to competitive TERs (total expense ratio) for fund shareholders.

On August 1, 2009, compared to a fund’s current “run-rate” TER, the re-pricing plan is expected to result in 34 funds (or 35% of the mutual funds, representing 30% of overall mutual fund assets) declining more than 5 basis points.

If new management contracts (i.e., fund family breakpoints) are approved by shareholders, TERs for funds representing nearly 50% of Putnam mutual fund assets are expected to decline by more than 5 basis points.

Have Putnam’s expense ratios been higher than those of its peers?

No, Putnam has maintained very competitive total expense ratios on each of its funds relative to the funds’ Lipper peer groups since at least 2004.

When are these pricing changes expected to take effect?
August 1, 2009

- Management fee elimination: Management fees on Putnam’s target-date (RetirementReady®) funds will be eliminated permanently.

- Management fee reductions through at least July 31, 2010: Significant management fee reductions will take effect for Putnam’s fixed income and asset allocation funds.

- New caps on certain expenses outside of management fees through at least July 31, 2010: New caps of 37.5 basis points on the general category of shareholder servicing expenses and of 20 basis points on the general category of other ordinary operating expenses will take effect.

January 1, 2010 (assuming favorable shareholder action on new management contracts)

- Lower contractual management fees for virtually all Putnam funds

- Fund family breakpoints for all open-end mutual funds

- Performance fees on U.S. growth funds, international equity funds, and Putnam Global Equity Fund

What type of approval is needed to implement the changes?

The Board of Trustees of the Putnam Funds has approved the slate of changes for August 1: management fee elimination/reduction for many of the mutual funds and the implementation of new caps on certain expenses outside of management fees. The Trustees also have approved the new management contracts for which shareholder approval will be sought in a proxy statement to be mailed this fall.

What dates should fund shareholders be aware of?

Shareholders may have heard or seen news about these planned changes following Putnam’s announcement in late July. Putnam issued a press release about the changes on July 28, 2009, and it is now posted at putnam.com. Shareholders can expect to receive a proxy statement (with proxy voting card) relating to the proposed January 1, 2010 changes in the mail during the middle of September.

*            *            *

PERFORMANCE FEES (FOLLOWING SHAREHOLDER APPROVAL)

How will performance fees work?

Performance fees provide shareholders direct economic alignment with the results of their fund. A fund’s “base” management fee adjusts based on fund performance. If a fund underperforms its benchmark,

2

shareholders pay a reduced management fee, and if the fund outperforms, a greater management fee is charged. The basis point (hundredth of one percent) adjustments to a fund’s base management fee are capped equally on the upside and downside. (See Appendix A for a table showing the proposed funds and maximum annualized performance adjustment rates.)

Are performance fees new to Putnam?

No. Putnam currently has performance fees attached to its new suite of Absolute Return funds and Spectrum funds. Putnam proposes to extend further its philosophy that strong investment performance should be rewarded with higher management fees, while poor performance should command lower management fees, to U.S. growth funds, international equity funds and Putnam Global Equity Fund —funds for which Putnam believes this fee mechanism is most appropriate. Putnam will continue to monitor whether performance fees would be appropriate for shareholders in other funds.

What period of performance will the fees be based on?

The performance period would be the 36-month period then ended (or, if the new management contract has not then been effective for 36 complete calendar months, the period from the date the new management contract became effective [expected to be January 1, 2010, depending on shareholder approval]) to the end of the month for which the performance fee adjustment is being computed — all in all, between a minimum of 13 months, given the 12-month “waiting period” under SEC guidance, and a maximum of 36 months.

*            *            *

FUND FAMILY BREAKPOINTS (FOLLOWING SHAREHOLDER APPROVAL)

How will fund family breakpoints work?

Management fee “breakpoints” are commonly used in the mutual fund industry and refer to those asset levels at which management fee discounts are achieved for a fund’s shareholders. They are typically linked to the growth or decline of an individual fund’s assets — as assets grow, the effective management fee declines, and as assets decline, the effective management fee increases.

The use of fund family breakpoints would link the determination of asset-level discounts for management fees to the growth of all Putnam mutual fund assets, rather than the inherently unpredictable growth of an individual Putnam mutual fund’s assets.

Are management fee breakpoints related to sales charge breakpoints?

No, they are different. Putnam is not proposing any changes to sales charge breakpoints at this time.

Why are fund family breakpoints in the best interests of shareholders?

Fund family breakpoints are in the best interests of shareholders for four reasons:

1) Firms like Putnam, with a broad, diverse product line, typically share investment management resources — such as securities trading, technology, fund administration, and accounting services — across its family of funds. It only makes sense that management fee breakpoints, or the points at which management fee discounts are achieved for shareholders, be linked to the fund family’s overall assets.

2) In addition to being more reflective of the sharing of investment management resources across the fund family, fund family breakpoints would provide a form of “cost diversification” not available in a fund-specific breakpoint system by allowing shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific funds are not growing.

3

3) Because fund family breakpoints would allow each shareholder in the Putnam fund family to benefit proportionately from every dollar invested in any Putnam mutual fund, fund family breakpoints would give all shareholders an enhanced stake in the future growth of Putnam mutual fund assets.

4) The 19 fee categories under fund family breakpoints would result in management fees that will not favor one fund over another in the same fee category solely on the basis of one fund having achieved greater size than another. This feature of fund family breakpoints should enhance the value of the exchange privilege available to shareholders across the Putnam fund family of diversified products.

Who else in the industry currently utilizes this breakpoint structure?

Fidelity, T. Rowe Price, and Nuveen currently utilize some form of firm-wide breakpoints.

Is Putnam’s switch to fund family breakpoints dependent on an all-or-nothing vote across the fund family? Or would Putnam enact it if only certain funds vote the change?

The current intention is to implement new management contracts providing for fund family breakpoints only if they are approved by shareholders of substantially all the funds.

The foregoing is not an offer to sell shares of any fund, nor is it a solicitation of any proxy. For more information relating to Putnam Investments, the funds, the Trustees of the Putnam Funds, and their shareholdings in the funds, or to receive a free copy of a proxy statement relating to certain of the matters discussed in this press release once the proxy statement has been filed with the SEC, please call 1-800-225-1581. Free copies of such materials can also be found on the SEC’s website (http://www.sec.gov). Please read the proxy statement when it becomes available because it contains important information.

Putnam mutual funds are distributed by Putnam Retail Management. All funds involve risk, and you can lose money. See the prospectus for details.

Request a prospectus from your financial representative or by calling Putnam at 1-800-225-1581. The prospectus includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.

257841 7/09

4

Appendix A
Proposal to add performance fees to select funds.

Fund name	Proposed performance	Proposed maximum
	benchmark	annualized
		performance
		adjustment rate*

Putnam Asia Pacific Equity	Morgan Stanley Capital	0.21%
Fund	International (MSCI) All
	Country (AC) Asia Pacific
	Index

Putnam Emerging Markets	Morgan Stanley Capital	0.21%
Equity Fund	International (MSCI)
	Emerging Markets (EM) Index

Putnam Europe Equity Fund	Morgan Stanley Capital	0.15%
	International (MSCI) Europe
	Index

Putnam Global Equity Fund	Morgan Stanley Capital	0.15%
	International (MSCI) World
	Index

Putnam Growth	Russell 1000 Growth Index	0.12%
Opportunities Fund

Putnam International	S&P Developed Ex-U.S.	0.21%
Capital Opportunities Fund	SmallCap Index

Putnam International Equity	Morgan Stanley Capital	0.15%
Fund	International (MSCI) EAFE
	Index

Putnam International	S&P Developed Ex-U.S.	0.15%
Growth and Income Fund	LargeMidCap Value Index

Putnam International New	Morgan Stanley Capital	0.21%
Opportunities Fund	International (MSCI) EAFE
	Growth Index

Putnam New Opportunities	Russell 3000 Growth Index	0.12%
Fund

Putnam Small Cap Growth	Russell 2000 Growth Index	0.18%
Fund

Putnam Vista Fund	Russell Midcap Growth Index	0.12%

Putnam Voyager Fund	Russell 1000 Growth Index	0.12%

* Because the dollar amount of the monthly adjustment is based on the fund’s average assets during the rolling performance period, the amount of any dollar adjustment as a percentage of a fund’s current assets could exceed the “maximum annualized performance adjustment rates” provided in the table.

5

FOR INTERNAL USE ONLY

JULY 28, 2009

Q&A REGARDING CHANGES TO THE
PRICING STRUCTURE OF PUTNAM FUNDS

On July 28, 2009, Putnam Investments and the Board of Trustees of the Putnam Funds announced that the firm and the Funds will make sweeping changes to the management fees on Putnam’s retail mutual funds that are designed to provide investors with a host of immediate and long-term pricing benefits, and to make Putnam’s product lineup more competitive in the marketplace. Certain changes will require the approval of shareholders at shareholder meetings to be held later this year.

GENERAL QUESTIONS

What is Putnam announcing?

Shareholder-friendly changes to our mutual fund pricing structure that are designed to provide investors with a host of immediate and long-term pricing benefits. Highlights include:

· Fee reductions/elimination: Significant management fee reductions on fixed-income and asset allocation funds and elimination of management fees on target-date (RetirementReady®) funds will take place on August 1, 2009.

o Management fees will be reduced from current contractual levels for mutual funds in the following product categories (on average, as of June 30, 2009):

▪ Putnam fixed-income funds – 13% reduction; ranging as high as a 34% reduction

▪ Putnam asset allocation funds – 10% reduction

▪ Putnam RetirementReady Funds – Elimination of “wrap” management fees and other expenses

· (Following shareholder approval) Performance fees: U.S. growth funds, international funds, and Putnam Global Equity Fund will have performance fees reflecting the strength or weakness of the investment performance of a given fund. Management fees for these equity funds will decline from their standard fee if the funds underperform their benchmarks and will rise if the funds outperform.

· (Following shareholder approval) Fund family breakpoints: The asset-level discounts for management fees will be based more broadly on the growth of all Putnam mutual fund assets, rather than the inherently unpredictable growth of an individual Putnam mutual fund’s assets. Every dollar invested in a Putnam mutual fund essentially benefits all Putnam mutual fund shareholders under this model.

Why are pricing changes being made at this time?

These shareholder-friendly changes are the latest in a series of major organizational moves under the leadership of Putnam President and Chief Executive Officer Robert L. Reynolds to make Putnam more competitive. The firm is aiming to overhaul the pricing structure that determines the total expenses paid by fund shareholders.

Will these moves lead to lower management fees for fund shareholders? How many funds and what percentage of shareholders are expected to have lower management fees as a result of the changes?

As of August 1, 2009, management fees for 44 funds (representing 45% of the mutual funds and 34% of mutual fund assets) will decrease. Management fees for 54 funds (representing 55% of the mutual funds and 66% of mutual fund assets) will remain flat to current contractual levels.

FOR INTERNAL USE ONLY

By contrast, as of January 1, 2010 (assuming favorable shareholder action), the new management contracts are expected, based on June 30, 2009 asset levels, to provide for payment of a management fee rate that is lower for almost all funds, and in many cases significantly lower, than the management fee rate payable under the funds’ current management contracts.

For a small number of funds, the management fee rate would be slightly higher under the new management contracts at these asset levels, but by only immaterial amounts. Seven equity funds —Putnam Convertible Income-Growth Trust, Putnam Global Health Care Fund, The Putnam Fund for Growth and Income, Putnam International Equity Fund, Putnam Investors Fund, Putnam Voyager Fund and Putnam Asset Allocation: Growth Portfolio — each would be projected to experience very minor management fee increases of 0.2, 0.5. 0.5, 1.4, 0.2, 1.1 and 0.1 basis points, respectively. (Four of these seven funds — Putnam Voyager Fund, The Putnam Fund for Growth and Income, Putnam International Equity Fund and Putnam Global Health Care Fund — are projected to have lower total expense ratios (TERs) under the new management contracts.)

Will these moves lead to lower total expenses? How many funds and what percentage of shareholders are expected to have lower total expenses as a result of the changes?

While the moves being announced largely deal with management fees, Putnam also is implementing on August 1, 2009, new caps on certain expenses outside of management fees that will immediately lower those expenses for many funds, and will prevent those expenses from rising for other funds, through at least July 31, 2010. Putnam remains committed to competitive TERs (total expense ratio) for fund shareholders.

On August 1, 2009, compared to a fund’s current “run-rate” TER, the re-pricing plan is expected to result in 34 funds (or 35% of the mutual funds, representing 30% of overall mutual fund assets) declining more than 5 bps. 20 funds (or approximately 20% of the mutual funds, representing only 14% of mutual fund assets) are expected to increase by more than 5 basis points.

If new management contracts (i.e., fund family breakpoints) are approved by shareholders, TERs for funds representing nearly 50% of Putnam mutual fund assets are expected to decline by more than 5 basis points. Also, 11 funds, representing only 8% of Putnam mutual fund assets, would see an increase of 5 basis points or more in TER.

Have Putnam’s expense ratios been higher than those of its peers?

No, Putnam has maintained very competitive total expense ratios on each of its funds relative to the funds’ Lipper peer groups since at least 2004.

When are these pricing changes expected to take effect?
August 1, 2009

- Management fee elimination: Management fees on Putnam’s target-date (RetirementReady®) funds will be eliminated permanently.

- Management fee reductions through at least July 31, 2010: Significant management fee reductions will take effect for Putnam’s fixed income and asset allocation funds.

- New caps on certain expenses outside of management fees through at least July 31, 2010: New caps of 37.5 basis points on the general category of shareholder servicing expenses and of 20 basis points on the general category of other ordinary operating expenses will take effect.

January 1, 2010 (assuming favorable shareholder action on new management contracts)

- Lower contractual management fees for virtually all Putnam funds

- Fund family breakpoints for all open-end mutual funds

- Performance fees on U.S. growth funds, international equity funds, and Putnam Global Equity Fund

2

FOR INTERNAL USE ONLY

What type of approval is needed to implement the changes?

The Board of Trustees of the Putnam Funds has approved the slate of changes for August 1: management fee elimination/reduction for many of the mutual funds and the implementation of new caps on certain expenses outside of management fees. The Trustees also have approved the new management contracts for which shareholder approval will be sought in a proxy statement to be mailed this fall.

What dates should fund shareholders be aware of?

Shareholders may have heard or seen news about these planned changes following Putnam’s announcement in late July. Putnam issued a press release about the changes on July 28, 2009, and it is now posted at putnam.com. Shareholders can expect to receive a proxy statement (with proxy voting card) relating to the proposed January 1, 2010 changes in the mail during the middle of September.

*            *            *

PERFORMANCE FEES (FOLLOWING SHAREHOLDER APPROVAL)

How will performance fees work?

Performance fees provide shareholders direct economic alignment with the results of their fund. A fund’s “base” management fee adjusts based on fund performance. If a fund underperforms its benchmark, shareholders pay a reduced management fee, and if the fund outperforms, a greater management fee is charged. The basis point (hundredth of one percent) adjustments to a fund’s base management fee are capped equally on the upside and downside. (See Appendix A for a table showing the proposed funds and maximum annualized performance adjustment rates.)

Are performance fees new to Putnam?

No. Putnam currently has performance fees attached to its new suite of Absolute Return funds and Spectrum funds. Putnam proposes to extend further its philosophy that strong investment performance should be rewarded with higher management fees, while poor performance should command lower management fees, to U.S. growth funds, international equity funds, and Putnam Global Equity Fund —funds for which Putnam believes this fee mechanism is most appropriate. Putnam will continue to monitor whether performance fees would be appropriate for shareholders in other funds.

What period of performance will the fees be based on?

The performance period would be the 36-month period then ended (or, if the new management contract has not then been effective for 36 complete calendar months, the period from the date the new management contract became effective [expected to be January 1, 2010, depending on shareholder approval]) to the end of the month for which the performance fee adjustment is being computed — all in all, between a minimum of 13 months, given the 12-month “waiting period” under SEC guidance, and a maximum of 36 months.

*            *            *

FUND FAMILY BREAKPOINTS (FOLLOWING SHAREHOLDER APPROVAL)

How will fund family breakpoints work?

Management fee “breakpoints” are commonly used in the mutual fund industry and refer to those asset levels at which management fee discounts are achieved for a fund’s shareholders. They are typically linked to the growth or decline of an individual fund’s assets — as assets grow, the effective management fee declines, and as assets decline, the effective management fee increases.

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The use of fund family breakpoints would link the determination of asset-level discounts for management fees to the growth of all Putnam mutual fund assets, rather than the inherently unpredictable growth of an individual Putnam mutual fund’s assets.

Are management fee breakpoints related to sales charge breakpoints?

No, they are different. Putnam is not proposing any changes to sales charge breakpoints at this time.

Why are fund family breakpoints in the best interests of shareholders?

Fund family breakpoints are in the best interests of shareholders for four reasons:

1) Firms like Putnam, with a broad, diverse product line, typically share investment management resources — such as securities trading, technology, fund administration, and accounting services — across its family of funds. It only makes sense that management fee breakpoints, or the points at which management fee discounts are achieved for shareholders, be linked to the fund family’s overall assets.

2) In addition to being more reflective of the sharing of investment management resources across the fund family, fund family breakpoints would provide a form of “cost diversification” not available in a fund-specific breakpoint system by allowing shareholders to benefit from the growth of the Putnam fund family as a whole, even if their specific funds are not growing.

3) Because fund family breakpoints would allow each shareholder in the Putnam fund family to benefit proportionately from every dollar invested in any Putnam mutual fund, fund family breakpoints would give all shareholders an enhanced stake in the future growth of Putnam mutual fund assets.

4) The 19 fee categories under fund family breakpoints would result in management fees that will not favor one fund over another in the same fee category solely on the basis of one fund having achieved greater size than another. This feature of fund family breakpoints should enhance the value of the exchange privilege available to shareholders across the Putnam fund family of diversified products.

Who else in the industry currently utilizes this breakpoint structure?

Fidelity, T. Rowe Price, and Nuveen currently utilize some form of firm-wide breakpoints.

Is Putnam’s switch to fund family breakpoints dependent on an all-or-nothing vote across the fund family? Or would Putnam enact it if only certain funds vote the change?

The current intention is to implement new management contracts providing for fund family breakpoints only if they are approved by shareholders of substantially all the funds.

The foregoing is not an offer to sell shares of any fund, nor is it a solicitation of any proxy. For more information relating to Putnam Investments, the funds, the Trustees of the Putnam Funds, and their shareholdings in the funds, or to receive a free copy of a proxy statement relating to certain of the matters discussed in this press release once the proxy statement has been filed with the SEC, please call 1-800-225-1581. Free copies of such materials can also be found on the SEC’s website (http://www.sec.gov). Please read the proxy statement when it becomes available because it contains important information.

Putnam Retail Management
257824 7/09

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Appendix A
Proposal to add performance fees to select funds.

Fund name	Proposed performance	Proposed maximum
	benchmark	annualized
		performance
		adjustment rate*

Putnam Asia Pacific Equity	Morgan Stanley Capital	0.21%
Fund	International (MSCI) All
	Country (AC) Asia Pacific
	Index

Putnam Emerging Markets	Morgan Stanley Capital	0.21%
Equity Fund	International (MSCI)
	Emerging Markets (EM) Index

Putnam Europe Equity Fund	Morgan Stanley Capital	0.15%
	International (MSCI) Europe
	Index

Putnam Global Equity Fund	Morgan Stanley Capital	0.15%
	International (MSCI) World
	Index

Putnam Growth	Russell 1000 Growth Index	0.12%
Opportunities Fund

Putnam International	S&P Developed Ex-U.S.	0.21%
Capital Opportunities Fund	SmallCap Index

Putnam International Equity	Morgan Stanley Capital	0.15%
Fund	International (MSCI) EAFE
	Index

Putnam International	S&P Developed Ex-U.S.	0.15%
Growth and Income Fund	LargeMidCap Value Index

Putnam International New	Morgan Stanley Capital	0.21%
Opportunities Fund	International (MSCI) EAFE
	Growth Index

Putnam New Opportunities	Russell 3000 Growth Index	0.12%
Fund

Putnam Small Cap Growth	Russell 2000 Growth Index	0.18%
Fund

Putnam Vista Fund	Russell Midcap Growth Index	0.12%

Putnam Voyager Fund	Russell 1000 Growth Index	0.12%

* Because the dollar amount of the monthly adjustment is based on the fund’s average assets during the rolling performance period, the amount of any dollar adjustment as a percentage of a fund’s current assets could exceed the “maximum annualized performance adjustment rates” provided in the table.

5

[SUBJECT]

Putnam proposes sweeping shareholder-friendly changes to fund pricing structure

[BODY]

Putnam Investments and the Board of Trustees of the Putnam Funds announced today that the firm and the Funds will make sweeping changes to the management fees on Putnam’s retail mutual funds. The changes are designed to provide investors with a host of immediate and long-term pricing benefits, and to make Putnam’s product lineup more competitive in the marketplace. Certain changes will require the approval of shareholders at shareholder meetings to be held later this year.

We will be lowering management fees on many of our mutual funds on August 1. The combination of management fee reductions as of August 1 and new management contracts, if approved by shareholders, will yield the following overall benefits to investors:

· Management fees will be significantly reduced on fixed-income and asset allocation funds, and eliminated on target-date (RetirementReady®) funds, effective August 1, 2009.

· U.S. growth funds, international funds, and Putnam Global Equity Fund will institute performance-based fees similar to those employed by Putnam’s Absolute Return and Spectrum funds. Management fees for these equity funds will decline from their standard fee if the funds underperform their benchmarks and will rise if the funds outperform.

· Asset-level discounts for management fees will be based more broadly on the growth of all Putnam mutual fund assets, rather than the growth of an individual Putnam mutual fund’s assets. Every dollar invested in a Putnam mutual fund essentially will benefit all Putnam mutual fund shareholders under this model.

We hope you agree that these changes will significantly enhance the overall value of Putnam’s mutual funds.

Please click here to find out more about the upcoming pricing changes at Putnam, and contact me directly with any questions you may have.

For Dealer Use Only – Not for public distribution
Putnam Retail Management
One Post Office Square
Boston, MA 02109

This e-mail may contain an advertisement, is for the intended recipient only, and is not meant to be forwarded or distributed in any other format. It is not intended as an offer or solicitation for the purchase or sale of any financial instrument, or security, or as an official confirmation of any transaction. Putnam does not accept purchase or redemptions of securities, instructions, or authorizations that are sent via e-mail. All market prices, data, and other information are not warranted as to completeness or accuracy and are subject to change without notice. Any comments or statements made herein do not necessarily reflect those of Putnam, LLC (DBA Putnam Investments) and its subsidiaries and affiliates.

If you do not wish to receive future news, announcements, or product updates from Putnam Investments via e-mail, please reply to this e-mail with "UNSUBSCRIBE" in the Subject line or call Putnam at 1-800-354-4000 and ask to have your name deleted from our mailing list. We will make the change to our records within 10 days.

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Your clients should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus containing this and other information for any Putnam fund or product, call Putnam Dealer Marketing Services at 1-800-354-4000. Your clients should read the prospectus carefully before investing.

The foregoing is not an offer to sell shares of any fund, nor is it a solicitation of any proxy. For more information relating to Putnam Investments, the funds, the Trustees of the Putnam Funds, and their shareholdings in the funds, or to receive a free copy of a proxy statement relating to certain of the matters discussed in this document once the proxy statement has been filed with the SEC, please call 1-800-225-1581. Free copies of such materials can also be found on the SEC’s website (http://www.sec.gov). Please read the proxy statement when it becomes available because it contains important information.

257737 7/09